UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 19, 2021 (March 19, 2021)

CurAegis Technologies, Inc.

(Exact name of registrant as specified in its charter)

New York	000-24455	16-1509512
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Linden Oaks Rochester, New York		14625
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	585-254-1100

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None.	N/A	N/A

Item 2.02         Results of Operations and Financial Condition

Please see Item 8.01 below for disclosure responsive to this Item 2.02.

Item 2.04         Triggering Events that Accelerate a Direct Financial Obligation or Obligation under an Off-Balance Sheet Arrangement

Please see Item 8.01 below for disclosure responsive to this Item 2.04.

Item 8.01          Other Events.

At this time, the CurAegis Technologies, Inc. (the “Company”) does not have access to sufficient capital or prospects of additional financing to continue operations and meet its contractual obligations, and is planning a complete and immediate cessation of operations. As previously reported in the Company’s Annual Reports on Form 10-K for fiscal years ended December 31, 2016 through 2020, there is and has been substantial doubt about the Company’s ability to continue as a going concern. As of September 30, 2020, the Company reported cash on hand of $87,000, total assets of $284,000, negative working capital of ($4,104,000), an accumulated deficit of ($92,872,000) and a stockholders' deficiency of ($14,222,000). As of December 31, 2020, the Company had cash on hand of $12,000, total assets of $195,000, negative working capital of ($4,407,000), an accumulated deficit of ($93,482,000) and a stockholders' deficiency of ($14,828,000). The Company will not be able to file its Annual Report on Form 10-K for the year ended December 31, 2020, and will not be able to file current and periodic reports going forward, due to lack of financial and management resources. The cessation of reporting under the Securities Exchange Act of 1934, as amended will trigger defaults under certain outstanding convertible promissory notes of the Company in the aggregate principal amount of $125,000.

The Company was incorporated under the laws of the State of New York in September 1996 under the name, Torvec, Inc. Since its inception, the Company has endeavored to design, develop, build and commercialize its technology portfolio, but it has not produced any significant revenue-producing operations. The Company’s name was changed to CurAegis Technologies, Inc. in 2016 in connection with the establishment of two business divisions.

The Company’s Aegis division was engaged in the power and hydraulic business. As previously disclosed in the Company’s Current Report on Form 8-K filed on December 7, 2020, the Company completed the sale of its Aegis division assets, including its hydraulic testing equipment, prototypes, and other fixed assets as well as intellectual property, including patents, trademarks, and trade secrets relating to the Aegis division business (the “Aegis Assets”) in December 2020. Pursuant to agreements entered into in connection with the sale of the Aegis Assets, the Company is entitled to earn royalties subject to the successful commercialization of the Aegis Assets by the buyer; however, the Company does not anticipate that any such royalties will be forthcoming in the near term or that, if forthcoming, such royalties will be sufficient to fund its operations or discharge its debts. Five (5) business days after the sale of the Aegis Assets, $1.7 million in unpaid principal together with then unpaid and accrued interest and other amounts payable under the 6% senior convertible promissory notes issued during 2019 and 2020 became due and payable under the terms of such notes (the “2019 Notes”). The Company has not repaid the 2019 Notes, and does not have funds sufficient to do so. Continuing non-payment of these outstanding balances is an event of default under the terms of the 2019 Notes, and will likely trigger cross-defaults under other of the Company’s contractual obligations.

The Company’s CURA (Circadian User Risk Assessment) division has been engaged in the fatigue management business and in the provision of solutions for health and fitness application developers. In February 2021, the CURA division’s lead developer resigned from his position with the Company. Due to lack of financial resources, the Company does not intend to fill this position. The CURA division is now inactive, and would require significant capital and financing to commercialize its product offerings and maintain operations.

As previously disclosed in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2020, the Company has received a request for arbitration on a total claim of $ 1,948,000, from Ansen Corporation with respect to alleged past due payments and interest. The case (No. 01-20-0015-4394) has been referred to an arbitrator as of March 1, 2021. On February 3, 2021, Emerging I, Inc. d/b/a Emerge filed a complaint in the New York Supreme Court for the County of Monroe, seeking total damages of $108,500, plus interest, from the Company for failure to pay invoices. The Company has not responded to these claims, and does not anticipate it will be able to devote resources to defending these or any future claims.

The Company cautions that any trading in the Company’s securities is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual value, if any, that may be realized by holders of the Company’s securities. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities.

This report contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, Section 27A of the Securities Act of 1933, as amended, and the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied by, the forward-looking statements. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Factors that could cause actual results to differ materially from those expressed or implied include, without limitation, our ability to continue as a going concern, our ability to comply with our reporting requirements, our ability to adequately staff and finance our operations, our ability to develop and commercialize our products, the outcome of legal proceedings against us, and the other factors discussed in our most recent Annual Report on Form 10-K and other filings with the Securities and Exchange Commission. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 9.01          Financial Statements and Exhibits.

(d)

99.1         Press Release of CurAegis Technologies , Inc. dated March 19, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CurAegis Technologies, Inc.

March 19, 2021	By:	/s/ James R. Donnelly
James R. Donnelly
Chief Executive Officer